                                                                   EXHIBIT 10.15

                                                                  EXECUTION COPY

================================================================================

                          MBIA INSURANCE CORPORATION,
                                   as Insurer


                         NORWEST BANK MINNESOTA, N.A.,
                               as Master Servicer


                           MEGO MORTGAGE CORPORATION,
                  as Seller, Servicer and Claims Administrator


                        FINANCIAL ASSET SECURITIES CORP.
                                  as Depositor


                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                    as GCFP

                                      and


                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,
                  as Trustee and Contract of Insurance Holder


                              INSURANCE AGREEMENT

                  Mego Mortgage FHA Title I Loan Trust 1996-1
           FHA Title I Loan Asset-Backed Certificates, Series 1996-1
                  Class A-1, Class A-2, Class A-3 and Class S


                           Dated as of March 21, 1996



================================================================================

                               TABLE OF CONTENTS
     (This Table of Contents is for convenience of reference only and shall not be deemed to be a part of this Agreement. All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in
Article I of this Agreement.)

                                                                                                           Page
                                                                                                           ----
                                  ARTICLE I


DEFINITIONS   ........................................................................................       1


                                  ARTICLE II

                  REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01. .......................................... Representations and Warranties of the Seller.       4
Section 2.02. ................................................... Affirmative Covenants of the Seller.       7
Section 2.03. ...................................................... Negative Covenants of the Seller.      13
Section 2.04. .................................................... Affirmative Covenants of Depositor.      13
Section 2.05. ........................................................ Negative Covenant of Depositor.      14
Section 2.06.  Affirmative Covenants of the Claims Administrator and the Contract of Insurance Holder.      14
Section 2.07. ................................. Representations and Warranties of the Master Servicer.      16
Section 2.08. .......................................... Affirmative Covenants of the Master Servicer.      19
Section 2.09. ............................................ Negative Covenants of the Master Servicer .      25
Section 2.10. .................... Additional Covenants of Depositor, Seller and Claims Administrator.      26


                                 ARTICLE III

                          THE POLICY; REIMBURSEMENT

Section 3.01. ................................................................ Issuance of the Policy.      26
Section 3.02. ........................................................... Payment of Fees and Premium.      29
Section 3.03. ....................................... Reimbursement and Additional Payment Obligation.      29
Section 3.04. .................................... Indemnification by Seller; Limitation of Liability.      31
Section 3.05. ........................... Indemnification by Master Servicer; Limitation of Liability.      32
SSction 3.06. ...................................... Indemnification by GCFP; Limitation of Liability.      34
Section 3.07. ..................................................................... Payment Procedure.      35


                                  ARTICLE IV

                              FURTHER AGREEMENTS


Section 4.01. ....................................... Effective Date; Term of the Insurance Agreement.     36
Section 4.02. ......................................... Further Assurances and Corrective Instruments.     36
Section 4.03. .................................................................. Obligations Absolute.     36
Section 4.04. .......................................... Assignments; Reinsurance; Third-Party Rights.     38
Section 4.05. .............................................................. Liability of the Insurer.     38
Section 4.06. .......................................................................... Legal Action.     39
Section 4.07. .......... Trustee, Depositor, Seller and Master Servicer To Join in Enforcement Action.     39

                                  ARTICLE V

                              DEFAULTS; REMEDIES

Section 5.01. ......................................................... .................... Defaults.     39
Section 5.02. ......................................................... Remedies; No Remedy Exclusive.     40
Section 5.03. ............................................................................... Waivers.     41

                                  ARTICLE VI

                                MISCELLANEOUS

Section 6.01. ....................................................................... Amendments, Etc.     41
Section 6.02. ............................................................................... Notices.     41
Section 6.03. .......................................................................... Severability.     43
Section 6.04. ......................................................................... Governing Law.     43
Section 6.05. ............................................................... Consent to Jurisdiction.     43
Section 6.06. ................................................................ Consent of the Insurer.     44
Section 6.07. .......................................................................... Counterparts.     44
Section 6.08. .............................................................................. Headings.     44
Section 6.09. .................................................................. Trial by Jury Waived.     44
Section 6.10. ..................................................................... Limited Liability.     44
Section 6.11. ...................................................................... Entire Agreement.     44



TESTIMONIUM
SIGNATURES

                              INSURANCE AGREEMENT

     INSURANCE AGREEMENT (this "Insurance Agreement"), dated as of March 21, 1996 by and among MEGO MORTGAGE CORPORATION, as seller, servicer and claims administrator (together with its permitted successors and assigns, the "Seller"), NORWEST BANK MINNESOTA, N.A., in its capacity as Master Servicer under the PSA described below (together with its permitted successors and assigns, the "Master Servicer"), FINANCIAL ASSET SECURITIES CORP., a Delaware corporation (the "Depositor"), GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("GCFP"), MBIA INSURANCE CORPORATION (the "Insurer") and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, as Trustee and Contract of Insurance Holder (the "Trustee").

     WHEREAS, the Pooling and Servicing Agreement dated as of March 21, 1996 relating to the Mego Mortgage FHA Title I Loan Trust 1996-1, FHA Title I Loan Asset-Backed Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class S by and among the Seller, the Master Servicer, the Depositor and the Trustee (the "PSA") provides for, among other things, the issuance of mortgage asset backed certificates, representing fractional ownership interests in the trust estate established thereby and the Insurer has issued its certificate guaranty insurance policy (the "Policy") that guarantees certain payments due from the Trust (as defined herein) on the Mego Mortgage FHA Title I Loan Trust 1996-1, FHA Title I Loan Asset-Backed Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class S (as defined in the PSA); and

     WHEREAS, the Insurer shall be paid an insurance premium pursuant to the PSA, and the details of such premium are set forth herein; and

     WHEREAS, the Seller, the Depositor and the Master Servicer have undertaken certain obligations in consideration for the Insurer's issuance of the Policy;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     The terms defined in this Article I shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Unless the context clearly requires otherwise, all capitalized terms used herein and not otherwise defined in this Article I shall have the meanings assigned to them in the PSA. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Insurance Agreement" shall mean this Insurance Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Insurance Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

     "Base Prospectus" means the Prospectus dated March 20, 1996.

     "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Commission" means the Securities and Exchange Commission.

     "Commitment" means the letter of commitment from the Insurer to the Seller dated March 29, 1996.

     "Date of Issuance" means the date on which the Policy is issued as specified therein.

     "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

     "Event of Default" means any event of default specified in Section 5.01 of this Insurance Agreement.

     "Financial Statements" means, with respect to the Seller, the balance sheets as of August 31, 1994 and August 31, 1995 and the statements of income, retained earnings and cash flows for the 12-month period then ended and the notes thereto and, with respect to the Master Servicer, the balance sheets as of December 31, 1994 and the statements of income, retained earnings and cash flows for the 12-month period then ended and the notes thereto.

     "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

     "Indemnification Agreement" means the Indemnification Agreement dated as of March 29, 1996 among the Insurer, the Seller and the Underwriter.

     "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended.

     "Late Payment Rate" means, for any Distribution Date, the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

     "Loan Purchase Agreement" means the Loan Purchase Agreement dated as of March 21, 1996 between the Seller and the Depositor.

     "Material Adverse Change" means, in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

     "Notice of Claim" means a Notice of Claim and Certificate in the form attached as Exhibit A to the Policy.

     "Offering Document" means the Prospectus Supplement dated March 28, 1996 of the Depositor in respect of the Class A Certificates and any amendment or supplement thereto, other than the Registration Statement, and any other offering document in respect of the Securities prepared by the Depositor, the Seller or the Master Servicer that makes reference to the Policy.

     "Owners" means registered holders of Securities.

     "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership or other organization or entity (whether governmental or private).

     "Premium" means the premium payable in accordance with Section 3.02 of this Insurance Agreement.

     "Premium Percentage" shall have the meaning ascribed to such term in
Section 3.02 hereof.

     "Registration Statement" means Registration Statement number 33-99018 (including any documents incorporated by reference therein pursuant to the Securities Exchange Act during the period from March 20, 1996 through and including March 29, 1996 with respect to the Transaction, including the Base Prospectus but excluding the Prospectus Supplement.

     "Securities" means the Senior Certificates issued by the Trust pursuant to the PSA.

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "S&P" means Standard & Poor's Rating Services, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

     "Term of the Insurance Agreement" shall be determined as provided in
Section 4.01 of this Insurance Agreement.

     "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

     "Transaction Documents" means this Insurance Agreement, the
Indemnification Agreement, the Commitment, the PSA, the Servicing Agreement, the Underwriting Agreement, and the Loan Purchase Agreement.

     "Trust" means the trust created pursuant to the PSA.

     "Trustee" means First Trust of New York, National Association, a national banking association, as trustee under the PSA, and any successor to the Trustee under the PSA.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Underwriter " means Greenwich Capital Markets, Inc.

     "Underwriting Agreement" means the Underwriting Agreement between the Underwriter and the Depositor with respect to the offer and sale of the Class A Certificates, as the same may be amended from time to time.

                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 2.01. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents, warrants and covenants as follows:

           (a) Due Organization and Qualification. The Seller is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Seller is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

           (b) Power and Authority. The Seller has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

           (c) Due Authorization. The execution, delivery and performance of the Transaction Documents to which the Seller is a party by the Seller have been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity (other than the Transfer of Note Report with the FHA) or the Seller's stockholders, which have not previously been obtained or given by the Seller.

           (d) Noncontravention. Neither the execution and delivery of the Transaction Documents, to which the Seller is a party, by the Seller, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws of the Seller or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Seller or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Seller;

               (ii) constitutes a default by the Seller under or a breach of any provision of any material loan agreement, mortgage, indenture or other material agreement or instrument to which the Seller is a party or by which any of its properties, which are individually or in the aggregate material to the Seller, is or may be bound or affected; or

               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Seller (other than as created by the Transaction Documents).

           (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Seller or any of its subsidiaries, or any properties or rights of the Seller or any of its subsidiaries, pending or, to the Seller's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Seller.

           (f) Valid and Binding Obligations. The Transaction Documents to which the Seller is a party, when executed and delivered by the Seller, will constitute the legal, valid and binding obligations of the Seller, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Seller will not at any time in the future deny that the Transaction Documents to which it is a party constitute the legal, valid and binding obligations the Seller.

           (g) Financial Statements. The Financial Statements of the Seller, copies of which have been furnished to the Insurer in March, 1996, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Seller as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements of the Seller, there has been no Material Adverse Change in respect of the Seller. Except as disclosed in the Financial Statements of the Seller, the Seller is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Seller.

           (h) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Seller in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Seller.

           (i) Taxes. The Seller and the Seller's parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Seller.

           (j) Accuracy of Information. Neither the Transaction Documents, nor the Offering Document, nor other information relating to the Loans, the operations of the Seller (including servicing or origination of loans) or the financial condition of the Seller as set forth in the Financial Statements furnished to the Insurer in March, 1996 (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by the Seller contain any statement of a material fact by the Seller which was untrue or misleading in any material adverse respect when made. The Seller has no knowledge or circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Seller. Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known to the Seller that would render any of the Documents untrue or misleading in a material respect.

           (k) [Reserved]

           (l) Transaction Documents. Each of the representations and warranties of the Seller contained in the Transaction Documents is true and correct in all material respects, and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein; provided that the remedy for any breach of this paragraph shall be limited to the remedies specified in the related Transaction Document.

           (m) Solvency. The Seller is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Seller will not be left with an unreasonably small amount of capital with which to engage in its business, nor does the Seller intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Seller does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller or any of its assets.

           (n) Principal Place of Business. The principal place of business of the Seller is located in Atlanta, Georgia.

     Section 2.02. AFFIRMATIVE COVENANTS OF THE SELLER. The Seller hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

           (a) Compliance With Agreements and Applicable Laws. The Seller shall not be in default under the Transaction Documents to which it is a party and shall comply with all material requirements of any law, rule or regulation applicable to it. The Seller shall not agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have otherwise consented.

           (b) Corporate Existence. The Seller, and its successors and assigns, shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation and duly qualified and duly authorized (as described in subsections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws.

           (c) Financial Statements; Accountants' Reports; Other Information. The Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including, but not limited to, books and records relating to the Transaction. The Seller shall furnish or cause to be furnished to the Insurer:

                 (i) Annual Financial Statements.  As soon as available, and in any event within 120 days after the close of each fiscal year of the Seller, the audited consolidated balance sheets of the Seller and its subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Seller's independent accountants (which shall be a nationally recognized independent public accounting firm) and by the certificate specified in Section 2.02(d) hereof.

                 (ii) Quarterly Financial Statements.  As soon as available, and in any event within 90 days after each of the first three fiscal quarters of each fiscal year of the Seller, the unaudited consolidated balance sheets of the Seller and its subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate specified in Section 2.02(d) hereof.

                 (iii) Initial and Continuing Reports.  On or before the
            Closing Date, the Seller will provide the Insurer a copy of the magnetic tape to be delivered to the Trustee on the Closing Date setting forth as to each Loan, the information required under the definition of "Loan Schedule" at Section 1.01 of the PSA.

                 (iv) Certain Information.  Upon the reasonable request of the
            Insurer, the Seller shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Seller files with, or delivers to, the Commission or any national securities exchange.

                 (v) Other Information.  Promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Seller pursuant to the terms of the PSA and, promptly upon request, such other data as the Insurer may reasonably request.

            All financial statements specified in clauses (i) and (ii) above shall be furnished in consolidated form for the Seller and all its subsidiaries.

            The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Seller pursuant to this subsection 2.02(c) to the extent provided in subsection 2.02(e) hereof.

            (d) Compliance Certificate. The Seller shall deliver to the Insurer, concurrently with the delivery of the financial statements required pursuant to subsection 2.02(c)(i) and (ii) hereof, one or more certificates signed by an officer of the Seller authorized to execute such certificates on behalf of the Seller stating that:

                 (i) a review of the Seller's performance under the Transaction
            Documents during such period has been made under such officer's supervision;

                 (ii) to the best of such individual's knowledge following
            reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if the Seller has a right to cure pursuant to the Transaction Documents, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Seller to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

                 (iii) the attached Financial Statements submitted in
            accordance with subsection 2.02(c)(i) or (ii), as the case may be, hereof are complete and correct in all material respects and present fairly the financial condition and results of operations of the Seller as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied; and

                 (iv) the Seller, so long as it is the servicer under the
            Servicing Agreement, has in full force and effect a blanket fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of
            Section 8.01 of the Servicing Agreement.

            (e) Access to Records; Discussions With Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, the Seller shall, upon the request of the Insurer, permit the Insurer or its authorized agents, at the expense of the Insurer, at reasonable times and upon reasonable notice:

                 (i) to inspect the books and records of the Seller as they may relate to the Securities, the obligations of the Seller under the Transaction Documents, and the Transaction;

                 (ii) to discuss the affairs, finances and accounts of the
            Seller with the chief operating officer and the chief financial officer of the Seller; and

                 (iii) with the Seller's consent, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Seller with the Seller's independent accountants, provided that an officer of the Seller shall have the right to be present during such discussions.

            Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Seller. The books and records of the Seller will be maintained at the address of the Seller designated herein for receipt of notices, unless the Seller shall otherwise advise the parties hereto in writing.

            The Insurer agrees that it and its shareholders, employees, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants. If the Insurer is required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose any information of which it becomes aware through such inspections or discussions, the Insurer will promptly notify the Seller of such request(s) so that the Seller may seek an appropriate protective order and/or waive the Insurer's compliance with the provisions of this Insurance Agreement.
      If, in the absence of a protective order or the receipt of a waiver hereunder, the Insurer is, nonetheless, in the opinion of its counsel, compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or significant penalty, the Insurer may disclose such information to such tribunal that the Insurer is compelled to disclose, provided that a copy of all information disclosed is provided to the Seller promptly upon such disclosure.

           (f) Notice of Material Events. The Seller shall be obligated promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

                 (i) the submission of any claim or the initiation or written threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Seller that (A) could be required to be disclosed to the Commission or to the Seller's shareholders or (B) could result in a Material Adverse Change with respect to the Seller, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Seller;

                 (ii) any change in the location of the Seller's principal
            offices or any change in the location of the Seller's books and records;

                 (iii)the occurrence of any Default or Event of Default or of any Material Adverse Change;

                 (iv) the commencement of any proceedings by or against the
            Seller under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Seller or any of its assets; or

                 (v) the receipt of notice that (A) the Seller is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Seller's business is to be, or may be suspended or revoked, or (C) the Seller is to cease and desist any practice, procedure or policy employed by the Seller in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Seller.

           (g) Financing Statements and Further Assurances. The Seller will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Trustee in the Trust. The Seller shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, with ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents. In addition, the Seller agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

           (h) Maintenance of Licenses. The Seller, or any successors thereof, shall maintain all required licenses, permits, charters and registrations which are material to the conduct of its business.

           (i) Disclosure Document. Each Offering Document prepared by or on behalf of the Seller and delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

           (j) Third-Party Beneficiary. The Seller consents to the Insurer as a third-party beneficiary in respect of the PSA and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Insurer; provided, however, that, with respect to the representations of the Seller in Section 2.03 of the PSA relating to the Loans, the remedies for any breach of such representations shall be limited to the remedies specified in the PSA.

           (k) Servicing of Loans. The Seller will provide the Insurer with written notice of any change or amendment to any Transaction Document to which it is a party as currently in effect and agrees that it will not make any change or amendment to any Transaction Document without the prior written consent of the Insurer thereto.

           (l) Maintenance of Trust. On or before each March 21, beginning in 1997, so long as any of the Securities are outstanding, the Seller shall furnish, or cause to be furnished, to the Insurer and the Trustee an Officers' Certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of the Trustee created by the PSA with respect to the Trust and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such Officers' Certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Trustee in the Trust until the date such next Officers' Certificate is due. The Seller will use its best efforts to cause any necessary recordings or filings to be made with respect to the Trust.

           (m) Closing Documents. The Seller shall provide or cause to be provided to the Insurer an executed original copy of each document executed in connection with the Transaction within 30 days after the date of closing (except with respect to subsequent transfers of Loans).

           (n) Preference Payments. With respect to any Preference Amount (as defined in the Policy), the Seller, for so long as the Seller is the Servicer, shall provide to the Insurer upon the request of the Insurer:

                 (i) a certified copy of the final nonappealable order of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous distributions under Section 4.02 of the PSA to any Owner pursuant to the United States Bankruptcy Code;

                 (ii) an opinion of counsel satisfactory to the Insurer, and upon which the Insurer shall be entitled to rely, stating that such order is final and is not subject to appeal;

                 (iii) an assignment in such form as reasonably required by the
            Insurer, irrevocably assigning to the Insurer all rights and claims of the Seller, the Trustee and any Certificateholder relating to or arising under the Mortgage Loan against the debtor which made such preference payment or otherwise with respect to such preference amount; and

                 (iv) appropriate instruments to effect (when executed by the affected party) the appointment of the Insurer as agent for the Trustee and any Certificateholders in any legal proceeding relating to such preference payment being in a form satisfactory to the Insurer.

           (o) Additional Reporting. The Seller shall prepare for the benefit of the Insurer and deliver to the Insurer the letters, certificates and reports specified in Sections 6.04 and 6.17 of the Servicing Agreement and Section 4.08 of the PSA. In addition, the Seller shall provide the Insurer with monthly reports for all transactions utilizing the Contract of

      Insurance used in the Transaction.

           (p) Power of Attorney. The Seller represents and warrants that, to the best of the Seller's knowledge, the Power of Attorney of the Trustee dated March 29, 1996 (the "Power of Attorney") is sufficient to enable the Seller to perform its duties as Claims Administrator and hereby covenants to immediately notify the Trustee and the Insurer in writing if any person named in the Power of Attorney is no longer an officer of the Seller or is otherwise unable to act as attorney-in-fact under the Power of Attorney or if the Seller has knowledge that the Power of Attorney is no longer sufficient and the Seller hereby covenants to use its best efforts to obtain any powers of attorney or other documents necessary to perform its duties as Claims Administrator.


     Section 2.03. NEGATIVE COVENANTS OF THE SELLER. The Seller hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

           (a) Impairment of Rights. The Seller shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause (ii) of the definition of Material Adverse Change with respect to the Seller, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Seller shall give the Insurer written notice of any such action or failure to act on the earlier of:
      (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Seller shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

           (b) Adverse Selection Procedure. The Seller will not use any adverse selection procedure in selecting Loans to be transferred to the Trustee from the outstanding Loans that qualify under the PSA for inclusion in the Trust.

           (c) Waiver, Amendments, Etc. Except in accordance with the Transaction Documents, the Seller shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of the Transaction Documents without the consent of the Insurer.

           (d) Mortgage Loan Agreements; Charge-off Policy. Except as otherwise permitted in the PSA, the Seller shall not alter or amend any Loan or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be unreasonably withheld.

     Section 2.04. AFFIRMATIVE COVENANTS OF DEPOSITOR. The Depositor hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly agree in writing:

           (a) Financing Statements and Further Assurances. The Depositor will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Trustee in the Trust. The Depositor shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, with ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents. In addition, the Depositor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

           (b) Disclosure Document. Each Offering Document delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in
      Article 76 of the New York Insurance Law.

     Section 2.05. NEGATIVE COVENANT OF DEPOSITOR. The Depositor shall not amend its certificate of incorporation without the Insurer's prior written consent.

     Section 2.06. AFFIRMATIVE COVENANTS OF THE CLAIMS ADMINISTRATOR AND THE CONTRACT OF INSURANCE HOLDER. The Claims Administrator and the Trustee, as Contract of Insurance Holder, hereby covenant and agree that during the term of this Agreement:

           (a) Access to Records; Discussions With Officers and Accountants. The Claims Administrator and the Contract of Insurance Holder shall, upon the request of the Insurer, permit the Insurer, or its authorized agent, at the expense of the Insurer, at reasonable times and upon reasonable notice:

                 (i) to inspect such books and records of the Claims
            Administrator and the Contract of Insurance Holder as may relate to the Certificates, the Loans, the obligations of the Claims Administrator and the Contract of Insurance Holder under the Transaction Documents, the business of the Claims Administrator and the Contract of Insurance Holder and the transactions consummated in connection herewith;

                 (ii) to discuss the affairs, finances and accounts of the
            Claims Administrator and the Contract of Insurance Holder as they relate to the Certificates with an appropriate officer of the Claims Administrator or the Contract of Insurance Holder, as applicable; and

                 (iii) to discuss the affairs, finances and accounts of the
            Claims Administrator and the Contract of Insurance Holder as they relate to the Certificates with the independent public accountants of the Claims Administrator or the Contract of Insurance Holder, as applicable, provided that an appropriate officer of the Claims Administrator and the Contract of Insurance Holder, as applicable, shall have the right to be present during such discussions.

            Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Claims Administrator or the Contract of Insurance Holder.

            (b) Inform Insurer of Material Events. The Claims Administrator and the Contract of Insurance Holder shall promptly inform the Insurer and the Trustee in writing of the following:

                 (i) any default or any fact or event which results, or which with notice or the passage of time, or both, would result in an event of default under any Transaction Document or would constitute a material breach of a representation, warranty or covenant by the Claims Administrator or the Contract of Insurance Holder under any Transaction Document;

                 (ii) the submission of any claim or the initiation of any
            legal process, litigation or administrative or judicial investigation against the Claims Administrator, the Contract of Insurance Holder, the Seller or the Master Servicer, as the case may be, in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon the ability of the Claims Administrator, the Contract of Insurance Holder, the Seller or the Master Servicer, as the case may be, to perform its obligations under any Transaction Document;

                 (iii) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Claims Administrator, the Contract of Insurance Holder, the Seller or the Master Servicer, as the case may be, in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any governmental agency, which, if adversely determined, would have a material adverse effect on the Loans as a whole; and

                 (iv) the commencement of any proceedings by or against the
            Claims Administrator, the Contract of Insurance Holder, the Seller or the Servicer, as the case may be, under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Claims Administrator, the Contract of Insurance Holder, the Seller or the Servicer.

           (c) Access to HUD Audit Letters. The Contract of Insurance Holder shall, upon the written request of the Insurer, furnish the Insurer copies of all HUD audit letters addressed to the Contract of Insurance Holder received within the last five years and received during the term of this Agreement and the Contract of Insurance Holder's responses to all such letters.

           (d) Power of Attorney. If the Contract of Insurance Holder receives notice from the Claims Administrator that any person named in the Power of Attorney is no longer an officer of the Claims Administrator or is otherwise unable to act as attorney-in-fact under the Power of Attorney, or if the Seller is no longer acting as Claims Administrator, the Contract of Insurance Holder shall immediately appoint an attorney-in-fact or attorneys-in-fact, as the case may be, nominated by the Claims Administrator, acceptable to the Insurer and qualified to perform as attorney-in-fact or attorneys-in-fact, as the case may be, under a power of attorney acceptable to the Insurer.

     Section 2.07. REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER. The Master Servicer represents, warrants and covenants, as follows:

           (a) Due Organization and Qualification. The Master Servicer is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America. The Master Servicer is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

           (b) Power and Authority. The Master Servicer has all necessary power and authority to conduct its business as currently conducted and, as described in the Offering

      Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

           (c) Due Authorization. The execution, delivery and performance of the Transaction Documents to which the Master Servicer is a party by the Master Servicer have been duly authorized by all necessary action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Master Servicer's stockholders, which have not previously been obtained or given by the Master Servicer.

           (d) Noncontravention. Neither the execution and delivery of the Transaction Documents by the Master Servicer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of the charter, certificate of incorporation or bylaws of the Master Servicer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Master Servicer or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Master Servicer;

               (ii) constitutes a default by the Master Servicer under or a breach of any provision of any material loan agreement, mortgage, indenture or other material agreement or instrument to which the Master Servicer is a party or by which any of its properties, which are individually or in the aggregate material to the Master Servicer, is or may be bound or affected; or

               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Master Servicer.

           (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or materially affecting the Master Servicer, or any of its subsidiaries, or any properties or rights of the Master Servicer, or any of its subsidiaries, pending or, to the Master Servicer's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Master Servicer.

           (f) Valid and Binding Obligations. The Transaction Documents to which the Master Servicer is a party (other than the Securities), when executed and delivered by the Master Servicer, will constitute the legal, valid and binding obligations of the Master Servicer enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Master Servicer will not at any time in the future deny that the Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Master Servicer.

           (g) Financial Statements. The Financial Statements of the Master Servicer, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Master Servicer as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements of the Master Servicer, there has been no Material Adverse Change in respect of the Master Servicer. Except as disclosed in the Financial Statements of the Master Servicer, the Master Servicer is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Master Servicer.

           (h) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Master Servicer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Master Servicer.

           (i) Taxes. The Master Servicer and the Master Servicer's parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Master Servicer.

           (j) Accuracy of Information. Neither the Transaction Documents nor other information relating to the Loans, the operations of the Master Servicer (including servicing or origination of loans) or the financial condition of the Master Servicer (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by the Master Servicer contain any statement of a material fact by the Master Servicer which was untrue or misleading in any material adverse respect when made. The Master Servicer has no knowledge or circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Master Servicer. Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known to the Master Servicer that would render any of the Documents untrue or misleading in a material respect.

           (k) Compliance With Securities Laws. The information in the Offering Document set forth under the heading "THE MASTER SERVICER" does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

           (l) Transaction Documents. Each of the representations and warranties of the Master Servicer contained in the Transaction Documents is true and correct in all material respects, and the Master Servicer hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein, provided that the remedy for any breach of this paragraph shall be limited to the remedies specified in the related Transaction Document.

           (m) Solvency. The Master Servicer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Master Servicer will not be left with an unreasonably small amount of capital with which to engage in its business, nor does the Master Servicer intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Master Servicer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Master Servicer or any of its assets.

           (n) Principal Place of Business. The principal place of business for the master servicing activities of the Master Servicer is located in Columbia, Maryland.

     Section 2.08. AFFIRMATIVE COVENANTS OF THE MASTER SERVICER. The Master Servicer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

           (a) Compliance With Agreements and Applicable Laws. The Master Servicer shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. The Master Servicer shall not agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have otherwise consented.

           (b) Corporate Existence. The Master Servicer, and its successors and assigns, shall maintain its existence and shall at all times continue to be duly organized under the laws of the United States of America or another jurisdiction of organization and duly qualified and duly authorized (as described in subsections 2.07(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its charter or certificate of incorporation and bylaws.

           (c) Financial Statements; Accountants' Reports; Other Information. The Master Servicer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including, but not limited to, books and records relating to the Transaction. The Master Servicer shall furnish or cause to be furnished to the Insurer:

                 (i) Annual Financial Statements.  As soon as available, and in any event within 120 days after the close of each fiscal year of the Master Servicer, the audited consolidated balance sheets of the Master Servicer and its subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Master Servicer's independent accountants (which shall be a nationally recognized independent public accounting firm) and by the certificate specified in Section 2.08(d) hereof.

                 (ii) Quarterly Financial Statements.  As soon as available, and in any event within 90 days after each of the first three fiscal quarters of each fiscal year of the Master Servicer, the unaudited consolidated balance sheets of the Master Servicer and its subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate specified in Section 2.08(d) hereof.

                 (iii) Continuing Reports.  Thereafter, the Master Servicer
            shall deliver to the Insurer not later than 12:00 noon, New York City time, on each Determination Date the Master Servicer Certificate required by Section 4.01(c) of the PSA.

                 (iv) Certain Information.  Upon the reasonable request of the
            Insurer, the Master Servicer shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Master Servicer files with, or delivers to, the Commission or any national securities exchange.

                 (v) Other Information.  Promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Master Servicer pursuant to the terms of the PSA and, promptly upon request, such other data as the Insurer may reasonably request.

            All financial statements specified in clause (i) above shall be furnished in consolidated form for the Master Servicer and all its affiliates in the event the Master Servicer shall consolidate its financial statements with its affiliates.

            The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Master Servicer pursuant to this subsection 2.08(c) to the extent provided in subsection 2.09(e) hereof.

            (d) Compliance Certificate. The Master Servicer shall deliver to the Insurer, concurrently with the delivery of the financial statements required pursuant to subsection 2.08(c)(i) and (ii) hereof, one or more certificates signed by a Master Servicing Officer of the Master Servicer authorized to execute such certificates on behalf of the Master Servicer stating that:

                 (i) a review of the Master Servicer performance under the
            Transaction Documents during such period has been made under such officer's supervision;

                 (ii) to the best of such individual's knowledge following
            reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if the Master Servicer has a right to cure pursuant to Section 7.01 of the PSA, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Master Servicer to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

                 (iii) the attached Financial Statements submitted in
            accordance with subsection 2.09(c)(i) or (ii), as the case may be, hereof are complete and correct in all material respects and present fairly the financial condition and results of operations of the Master Servicer as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied; and

                 (iv) the Master Servicer has in full force and effect a
            blanket fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of Section 3.20 of the PSA.

            (e) Access to Records; Discussions With Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, the Master Servicer shall, upon the request of the Insurer, permit the Insurer or its authorized agents, at the expense of the Insurer, at reasonable times and upon reasonable notice:

                 (i) to inspect the books and records of the Master Servicer as they may relate to the Securities, the obligations of the Master Servicer under the Transaction Documents, and the Transaction;

                 (ii) to discuss the affairs, finances and accounts of the
            Master Servicer with the chief operating officer and the chief financial officer of the Master Servicer, as the case may be; and

                 (iii) with the Master Servicer's consent, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Master Servicer with the Master Servicer's independent accountants, provided that an officer of the Master Servicer shall have the right to be present during such discussions.

            Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Master Servicer. The books and records of the Master Servicer will be maintained at the address of the Master Servicer designated herein for receipt of notices, unless the Master Servicer shall otherwise advise the parties hereto in writing.

            The Insurer agrees that it and its shareholders, employees, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants. If the Insurer is requested or required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose any information of which it becomes aware through such inspections or discussions, the Insurer will promptly notify the Master Servicer of such request(s) so that the Master Servicer may seek an appropriate protective order and/or waive the Insurer's compliance with the provisions of this Insurance Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, the Insurer is, nonetheless, in the opinion of its counsel, compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or significant penalty, the Insurer may disclose such information to such tribunal that the Insurer is compelled to disclose, provided that a copy of all information disclosed is provided to the Master Servicer promptly upon such disclosure.

            (f) Notice of Material Events. The Master Servicer shall be obligated promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

                 (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Master Servicer that (A) could be required to be disclosed to the Commission or to the Master Servicer's shareholders or (B) could result in a Material Adverse Change with respect to the Master Servicer, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Master Servicer;

                 (ii) any change in the location of the Master Servicer's
            principal offices or any change in the location of the Master Servicer's books and records;

                 (iii) the occurrence of any Default or Event of Default or of any Material Adverse Change;

                 (iv) the commencement of any proceedings by or against the
            Master Servicer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Master Servicer or any of its or their assets; or

                 (v) the receipt of notice that (A) the Master Servicer is
            being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Master Servicer's business is to be, or may be suspended or revoked, or (C) the Master Servicer is to cease and desist any practice, procedure or policy employed by the Master Servicer in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Master Servicer.

           (g) Financing Statements and Further Assurances. The Master Servicer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Trustee in the Trust. The Master Servicer shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, with ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents. In addition, the Master Servicer agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

           (h) Maintenance of Licenses. The Master Servicer, or any successors thereof, shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

           (i) Disclosure Document. Each Offering Document prepared by or on behalf of the Master Servicer and delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

           (j) Third-Party Beneficiary. The Master Servicer agrees that the Insurer shall have all rights of a third-party beneficiary in respect of the PSA and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Insurer.

           (k) Servicing of Loans. The Master Servicer will provide the Insurer with written notice of any change or amendment to any Transaction Document as currently in effect and agrees that it will not make any change or amendment to any Transaction Document without the prior written consent of the Insurer thereto.

           (l) Maintenance of Trust. On or before each March 21, beginning in 1997, so long as any of the Securities are outstanding, the Master Servicer shall furnish, or cause to be furnished, to the Insurer and the Trustee an Officers' Certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of the Trustee created by the PSA with respect to the Trust and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such Officers' Certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Trustee in the Trust until the date such next Officers' Certificate is due. The Master Servicer will use its best efforts to cause any necessary recordings or filings to be made with respect to the Trust.

            (m) Closing Documents. The Master Servicer shall provide or cause to be provided to the Insurer an executed original copy of each document executed in connection with the Transaction within 30 days after the date of closing (except with respect to subsequent transfers of Loans).

            (n) Preference Payments. With respect to any Preference Amount (as defined in the Policy), the Master Servicer shall provide to the Insurer upon the request of the Insurer:

                 (i) a certified copy of the final nonappealable order of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous distributions under Section 4.02 of the PSA to any Owner pursuant to the United States Bankruptcy Code;

                 (ii) an opinion of counsel satisfactory to the Insurer, and upon which the Insurer shall be entitled to rely, stating that such order is final and is not subject to appeal;

                 (iii) an assignment in such form as reasonably required by the
            Insurer, irrevocably assigning to the Insurer all rights and claims of the Master Servicer, the Trustee and any Certificateholder relating to or arising under the Mortgage Loan against the debtor which made such preference payment or otherwise with respect to such preference amount; and

                 (iv) appropriate instruments to effect (when executed by the affected party) the appointment of the Insurer as agent for the Trustee and any Certificateholders in any legal proceeding relating to such preference payment being in a form satisfactory to the Insurer.

            (o) Additional Reporting. The Master Servicer shall prepare the following for the benefit of the Insurer:

                 (i) To the extent that the Master Servicer is directly
            servicing any of the Loans, an annual letter prepared by a firm of independent certified public accountants acceptable to the Insurer, whose acceptance may not be unreasonably withheld, stating that such firm has examined the Master Servicer's operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers.

                 (ii) An annual certificate stating that the Master Servicer is in compliance, in all material respects, with all of its obligations and responsibilities outlined in the PSA.

                 (iii) Monthly reports which include distributions made to the holders of the Certificates, delinquency and default information with respect to the mortgage pool, the status of all loans for which claims with the FHA have been made and the outstanding amount available under the Contract of Insurance. In addition, the Master Servicer shall provide the Insurer with monthly reports for all transactions utilizing the same Contract of Insurance as the one to which the loans underlying the Certificates are subject.

      Section 2.09. NEGATIVE COVENANTS OF THE MASTER SERVICER . The Master Servicer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

           (a) Impairment of Rights. The Master Servicer shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause
      (ii) of the definition of Material Adverse Change with respect to the Master Servicer, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Master Servicer shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Master Servicer shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

           (b) Waiver, Amendments, Etc. Except in accordance with the Transaction Documents, the Master Servicer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of the Transaction Documents without the consent of the Insurer.

           (c) Mortgage Loan Agreements; Charge-off Policy. Except as otherwise permitted in the PSA, the Master Servicer shall not alter or amend any Mortgage Loan or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be unreasonably withheld.

      Section 2.10. ADDITIONAL COVENANTS OF DEPOSITOR, SELLER AND CLAIMS ADMINISTRATOR. None of the Seller, the Depositor or the Claims Administrator shall submit, or cause to be submitted, a claim to the FHA in respect of the Loans if the amount of such claim would, when aggregated with all prior claims made to the FHA in respect of the Loans, exceed the Trust Designated Insurance Amount without the prior written consent of the Insurer. In the event that claims are made under the Contract of Insurance in respect of the Loans in excess of the Trust Designated Insurance Amount, the Class R Certificateholders shall not receive distributions until such time as an amount equal to such excess claims (the "Excess Claim Amount") has been deposited into a reserve account acceptable to the Insurer. The Excess Claim Amount will be deposited at the direction of the Insurer in other MBIA-insured Mego Title I transactions or distributed to the Class R Certificateholders at the direction of the Insurer. The Excess Claim Amount shall be equal to 90% of the excess of (x) the claims made under the Contract of Insurance for the 1996-1 transaction over (y) the Trust Designated Insurance Amount.

                                  ARTICLE III

                           THE POLICY; REIMBURSEMENT

     Section 3.01. ISSUANCE OF THE POLICY. The Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below:

           (a) Payment of Initial Premium and Expenses. The Insurer shall have been paid, by the Seller, that portion of a nonrefundable Premium payable on the Closing Date and the Seller shall agree to reimburse or pay directly other fees and expenses identified in Section 3.02 as payable, and the Insurer shall have received a fully executed copy of the Commitment.

           (b) Transaction Documents. The Insurer shall have received a copy of each of the Transaction Documents, in form and substance satisfactory to the Insurer, duly authorized, executed and delivered by each party thereto.

           (c) Certified Documents and Resolutions. The Insurer shall have received a copy of (i) the charter or certificate of incorporation and bylaws of the Master Servicer and the Seller, (ii) the resolutions of the Seller's Board of Directors authorizing the execution, delivery and performance by the Seller of the Transaction Documents and the transactions contemplated thereby, and (iii) the resolutions of the Depositor's Board of Directors authorizing the issuance of the Securities and the execution, delivery and performance by the Depositor of the Transactions Documents and the transactions contemplated thereby certified by the Secretary or an Assistant Secretary of the Master Servicer, the Seller and the Depositor, respectively (which certificate shall state that such charter or certificate of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

           (d) Incumbency Certificate. The Insurer shall have received a certificate of the Secretary or an Assistant Secretary of the Master Servicer and the Seller certifying the names and signatures of the officers of the Master Servicer and the Seller authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

           (e) Representations and Warranties; Certificate. The representations and warranties of the Master Servicer and the Seller set forth or incorporated by reference in this Insurance Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance and the Insurer shall have received a certificate of appropriate officers of the Master Servicer and the Seller to that effect.

           (f) Opinions of Counsel. (i) The law firm of Brown & Wood shall have issued its favorable opinion or opinions, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Seller and the Depositor and the validity and enforceability of the Transaction Documents against such parties.

           (ii) The law firm of Brown & Wood shall have furnished its opinions, in form and substance acceptable to the Insurer and its counsel, regarding the sale of the home improvement loans and the tax treatment of payments on the Certificates under federal and New York tax laws.

           (iii) Legal opinions shall be furnished by Swidler & Berlin in form and substance acceptable to the Insurer, regarding the ability to assign and transfer the rights to file and collect claims with FHA to a successor servicer or trustee.

           (iv) The Insured shall have been provided with opinions, in form and substance acceptable to the Insurer and its counsel, to the effect that:

           (A) the Trustee is an "investing lender" in good standing under 24 CFR Section 202.7 and authorized to purchase, hold and sell loans that have been originated and insured under 24 CFR Part 201 and there are no administrative actions pending or threatened which, if successful, could change such good standing;

           (B) the Seller is a "non-supervised lender" in good standing under 24 CFR Section 202.5 and authorized to originate, purchase, hold, service and sell loans insured under 24 CFR Part 201 and there are no administrative actions pending or threatened which, if successful, could change such good standing; and

           (C) all actions necessary under Title I to permit the Seller, as claims administrator, to act as the duly authorized agent and attorney-in-fact of the Trustee, as if a duly authorized officer of the Trustee itself were so acting, for purposes of handling all aspects of administering, processing and submitting FHA claims to HUD/FHA.

           (v) The Insurer shall have received such other opinions of counsel, in form and substance acceptable to the Insurer and its counsel, addressing such other matters as the Insurer may reasonably request.

           (g) Approvals, Etc. The Insurer shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, any required approval of the shareholders of the Master Servicer and the Seller, required in connection with the Transaction.

           (h) No Litigation, Etc. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the Transaction Documents or the consummation of the Transaction.

           (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

           (j) Satisfaction of Conditions of the Underwriting Agreement. All conditions in the Underwriting Agreement relating to the investors' obligation to purchase the Securities shall have been satisfied.

           (k) Issuance of Ratings. The Insurer shall have received confirmation that the risk secured by the Policy constitutes a BBB risk by S&P and a Baa risk by Moody's and that the Certificates, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

           (l) No Default.  No Default or Event of Default shall have occurred.

           (m) Additional Items. The Insurer shall have received such other documents, instruments, approvals or opinions requested by the Insurer as may be reasonably necessary to effect the Transaction, including, but not limited to, evidence satisfactory to the Insurer that the conditions precedent, if any, in the Transaction Documents have been satisfied.

           (n) Underwriting Agreement. The Insurer shall have received copies of each of the documents, and specifically be entitled to rely on each of the documents, required to be delivered to the Underwriter pursuant to the Underwriting Agreement.

           (o) Conform to Documents. The Insurer and its counsel shall have determined that all documents, certificates and opinions to be delivered in connection with the Certificates conform to the terms of the PSA, the Commitment, the Offering Document and this Insurance Agreement.

           (p) Compliance With Commitment. All other terms, conditions and requirements of the Commitment shall have been satisfied.

           (q) HUD Audit Letters. The Insurer shall have received copies of all HUD audit letters addressed to the Contract of Insurance Holder received within the last five years and the Contract of Insurance Holder's response to such letters.

      The issuance of the Policy will be conclusive evidence of satisfaction or waiver of any of the conditions set forth in this Section 3.01.

      Section 3.02.  PAYMENT OF FEES AND PREMIUM.

           (a) Legal and Accounting Fees. The Seller shall pay or cause to be paid, on the Date of Issuance, legal fees and disbursements incurred by the Insurer in connection with the issuance of the Policy in accordance with the terms of the Commitment. Any fees of the Insurer's auditors payable in respect of any amendment or supplement to the Offering Document or any other Offering Document incurred after the Date of Issuance shall be paid by the Seller on demand.

           (b) Premium. In consideration of the issuance by the Insurer of the Policy, the Insurer shall be entitled to receive the Premium in an amount equal to the product of 0.0308% and the outstanding Certificate balance of the Class A Certificates on the Closing Date. On each Distribution Date following the Closing Date, beginning in April 1996 and monthly thereafter, the Seller shall pay, or cause to be paid, to the Insurer an amount (rounded to the nearest dollar) equal to 0.0308% or the outstanding principal balance of the Class A Certificates on the Business Day immediately preceding the Determination Date for which such payment is due; provided, however, no Premium shall be due to the Insurer so long as the Insurer shall have failed to make a payment required under the Policy in accordance with its terms. The Premium paid hereunder or under the PSA shall be nonrefundable without regard to whether the Insurer makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Certificates prior to maturity. The Seller shall make all payments of Premium to be made by them by wire transfer to an account designated from time to time by the Insurer by written notice to the Seller.

      Section 3.03. REIMBURSEMENT AND ADDITIONAL PAYMENT OBLIGATION. (a) In accordance with the priorities established in Section 4.05 of the PSA, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Notice (as defined in the Policy), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

     (b) The Seller agrees to pay to the Insurer as follows: anything in subsection 3.03(a) to the contrary notwithstanding, the Insurer shall be entitled to reimbursement from the Seller (i) for payments made under the Policy arising as a result of the Seller's failure to repurchase any Mortgage Loan required to be repurchased by it pursuant to the PSA, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and (ii) for payments made under the Policy, arising as a result of the Seller's failure to deposit into the Collection Account any amount required to be so deposited by it pursuant to the PSA, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

     (c) The Seller agrees to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) any accounts established to facilitate payments under the Policy to the extent the Insurer has not been immediately reimbursed on the date that any amount is paid by the Insurer under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed, or (iv) preparation of bound volumes of the Transaction documents; costs and expenses shall include a reasonable allocation of compensation and overhead attributable to the time of employees of the Insurer spent in connection with the actions described in clause (ii) above, and the Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Transaction Documents.

     (d) The Seller agrees to pay to the Insurer as follows: interest on any and all amounts described in subclauses (b), (c), (e) and (f) of this Section
3.03 from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in Section 3.02 from the date due until payment thereof in full, in each case, payable to the Insurer at the Late Payment Rate per annum.

      (e) Following termination of the PSA pursuant to Section 9.01 thereof, the Seller agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Policy subsequent to the date of such termination.

      (f) The Master Servicer agrees to pay the Insurer as follows:

           the Insurer shall be entitled to reimbursement from the Master Servicer for payments made under the Policy arising as a result of (i) the Master Servicer's failure to deposit into the Collection Account any amount required to be so deposited by the Master Servicer pursuant to the PSA and (ii) the Master Servicer's failure to repurchase any Mortgage Loan required to be purchased by it under the PSA, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts relating to interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

      All such amounts are to be immediately due and payable without demand.

      Section 3.04. INDEMNIFICATION BY SELLER; LIMITATION OF LIABILITY. (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Seller and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities and Exchange Act of 1934, as amended, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

           (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Document or in any amendment or supplement thereto or in any preliminary offering document other than the Base Prospectus or the Registration Statement, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon the Insurer Information or the Underwriter Information (as such terms are defined in the Indemnification Agreement) or the Master Servicer Information (as defined in Section 3.05 hereof);

           (ii) to the extent not covered by clause (i) above, any act or omission of the Seller in connection with the offering, issuance, sale or delivery of the Certificates other than by reason of false or misleading information provided by the Insurer, the Underwriter or the Master Servicer in writing for inclusion in the Offering Document as specified in clause (i) above or the allegation thereof;

           (iii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of the Seller;

           (iv) the violation by the Seller of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Certificates or the transactions contemplated by the Transaction Documents;

           (v) the violation by the Seller of any federal or state laws, rules or regulations relating to the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Loans;

           (vi) the breach by the Seller of any of its obligations under this Agreement or any of the Transaction Documents to which the Seller is a party; and

           (vii) the breach by the Seller of any representation or warranty on the part of the Seller contained in the Transaction Documents to which the Seller is a party or in any certificate or report furnished or delivered to the Insurer thereunder.

This indemnity provision shall survive the termination of this Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

     (b) Any party which proposes to assert the right to be indemnified under this Section 3.04 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Seller under this Section 3.04, notify the Seller of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Seller of the commencement thereof, the Seller shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Seller to such indemnified party of its election so to assume the defense thereof, the Seller shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Seller in accordance with the terms of this subsection (b), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Seller. The Seller shall not be liable for any settlement of any action or claim effected without its consent.

     Section 3.05. INDEMNIFICATION BY MASTER SERVICER; LIMITATION OF LIABILITY. (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Master Servicer and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities and Exchange Act of 1934, as amended, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

           (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Document under the heading "THE MASTER SERVICER" (hereinafter, referred to as the "Master Servicer Information") or in any amendment or supplement thereto or in any preliminary offering document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

           (ii) to the extent not covered by clause (i) above, any act or omission of the Master Servicer in connection with the offering, issuance, sale or delivery of the Certificates other than by reason of false or misleading information provided by the Insurer in writing for inclusion in the Offering Document as specified in clause (i) above or the allegation thereof;

           (iii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of the Master Servicer;

           (iv) the violation by the Master Servicer of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Certificates or the transactions contemplated by the Transaction Documents;

           (v) the violation by the Master Servicer of any federal or state laws, rules or regulations relating to the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Loans;

           (vi) the breach by the Master Servicer of any of its obligations under this Agreement or any of the Transaction Documents to which the Master Servicer is a party; and

           (vii) the breach by the Master Servicer of any representation or warranty on the part of the Master Servicer contained in the Transaction Documents to which the Master Servicer is a party or in any certificate or report furnished or delivered to the Insurer thereunder.

This indemnity provision shall survive the termination of this Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

     (b) Any party which proposes to assert the right to be indemnified under this Section 3.05 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Master Servicer under this Section 3.05, notify the Master Servicer of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Master Servicer of the commencement thereof, the Master Servicer shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Master Servicer to such indemnified party of its election so to assume the defense thereof, the Master Servicer shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Master Servicer in accordance with the terms of this subsection (b), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Master Servicer. The Master Servicer shall not be liable for any settlement of any action or claim effected without its consent.

     Section 3.06. INDEMNIFICATION BY GCFP; LIMITATION OF LIABILITY. (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, GCFP and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities and Exchange Act of 1934, as amended, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

           (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon the Insurer Information or the Underwriter Information (as such terms are defined in the Indemnification Agreement) or the Master Servicer Information;

           (ii) to the extent not covered by clause (i) above, any act or omission of the Depositor in connection with the offering, issuance, sale or delivery of the Certificates other than by reason of false or misleading information provided by the Insurer, the Underwriter, the Seller or the Master Servicer in writing for inclusion in the Offering Document or as specified in clause (i) above or the allegation thereof;

           (iii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of the Depositor;

           (iv) the violation by the Depositor of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Certificates or the transactions contemplated by the Transaction Documents;

           (v) the breach by the Depositor of any of its obligations under this Agreement or any of the Transaction Documents to which the Depositor is a party; and

           (vi) the breach by the Depositor of any representation or warranty on the part of the Depositor contained in the Transaction Documents to which the Depositor is a party or in any certificate or report furnished or delivered to the Insurer thereunder.

This indemnity provision shall survive the termination of this Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

      (b) Any party which proposes to assert the right to be indemnified under this Section 3.06 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against GCFP under this Section 3.06, notify GCFP of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify GCFP of the commencement thereof, GCFP shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from GCFP to such indemnified party of its election so to assume the defense thereof, GCFP shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by GCFP in accordance with the terms of this subsection
(b), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by GCFP. GCFP shall not be liable for any settlement of any action or claim effected without its consent.

     Section 3.07. PAYMENT PROCEDURE. In the event of any payment by the Insurer, the Trustee, the Master Servicer and the Seller agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to the Insurer except in the case of manifest error. All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in the PSA on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to the Insurer under this Insurance Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

                                   ARTICLE IV

                               FURTHER AGREEMENTS

     Section 4.01. EFFECTIVE DATE; TERM OF THE INSURANCE AGREEMENT. This Insurance Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as the Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Insurer for cancellation and (b) all amounts payable to the Insurer by the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller or from any other source under the Transaction Documents and all amounts payable under the Securities have been paid in full; provided, however, that the provisions of Sections 3.02 and 3.03 hereof shall survive any termination of this Insurance Agreement.

     Section 4.02. FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. (a) Excepting at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Master Servicer, the Claims Administrator, the Contract of Insurance Holder, the Seller or the Trustee shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, and any such waiver without the written consent of the Insurer shall be null and void and of no force or effect.

      (b) To the extent permitted by law, the Master Servicer, the Claims Administrator, the Contract of Insurance Holder and the Seller agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may request and as may be required in the Insurer's judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

     Section 4.03. OBLIGATIONS ABSOLUTE. (a) The obligations of the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

           (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver, with respect to any of the Transaction Documents, the Securities or the Policy;

           (ii) any exchange or release of any other obligations hereunder;

           (iii) the existence of any claim, setoff, defense, reduction, abatement or other right that the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller may have at any time against the Insurer or any other Person;

           (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

           (v) any payment by the Insurer under the Policy against presentation of a certificate or other document that does not strictly comply with terms of the Policy;

           (vi) any failure of the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller to receive the proceeds from the sale of the Securities; or

           (vii) any breach by the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller of any representation, or warranty or covenant contained in any of the Transaction Documents.

     (b) The Master Servicer, the Claims Administrator, the Contract of Insurance Holder, the Seller and any and all others who are now or may become liable for all or part of the obligations of the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

     (c) Nothing herein shall be construed as prohibiting the Master Servicer or the Seller from pursuing any rights or remedies it may have against any other Person in a separate legal proceeding.

     Section 4.04. ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS. (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Master Servicer, the Claims Administrator, the Contract of Insurance Holder nor the Seller may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer.

     (b) The Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Insurer may in its discretion determine, provided that no such grant of a participation or contract of reinsurance shall (i) be executed if such transaction would affect any then current rating on the Certificates, (ii) affect any obligation of the Insurer hereunder or under the Policy or (iii) require the Seller, the Depositor, the Master Servicer or the Trustee to correspond with any party other than the Insurer.

     (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction.

     (d) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Owner, other than the Insurer against the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Trustee nor any Owner shall have any right to payment from any Premiums paid or payable hereunder or under the PSA or from any other amounts paid by the Master Servicer or the Seller pursuant to Section 3.02 or
3.03 hereof.

     Section 4.05. LIABILITY OF THE INSURER. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for: (a) the use that may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Insurer (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, that are believed by the Insurer to be genuine and to have been signed or presented by the proper party or parties, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Insurer shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, the Insurer (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

     Section 4.06. LEGAL ACTION. The Insurer shall have the right to bring an action seeking injunctive relief to perform the terms of the related pooling and servicing agreement providing for the maintenance of the Contract of Insurance and the filing and paying of claims thereunder and to prevent the claims from filing claims in an aggregate amount which exceeds the amount of FHA Insurance allocated to any particular transaction pursuant to the terms of the related pooling and servicing agreement.

     Section 4.07. TRUSTEE, DEPOSITOR, SELLER AND MASTER SERVICER TO JOIN IN ENFORCEMENT ACTION. To the extent necessary to enforce any right of the Insurer in or remedy of the Insurer under any Mortgage Loan, the Trustee, the Depositor, the Claims Administrator, the Contract of Insurance Holder, the Seller and the Master Servicer agree to join in any action initiated by the Trust or the Insurer for the protection of such right or exercise of such remedy.

                                   ARTICLE V

                               DEFAULTS; REMEDIES

     Section 5.01. DEFAULTS. The occurrence of any of the following events shall constitute an Event of Default hereunder:

           (a) Any representation or warranty made by the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller hereunder or under the Transaction Documents, or in any certificate furnished hereunder or under the Transaction Documents, shall prove to be untrue or incomplete in any material respect;

           (b)(i) The Master Servicer or the Seller shall fail to pay when due any amount payable by the Master Servicer or the Seller hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that this Insurance Agreement or the PSA is not valid and binding on the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller;

           (c) The occurrence and continuance of an "Event of Default" under the PSA (as defined therein);

           (d) Any failure on the part of the Master Servicer, the Claims Administrator , the Contract of Insurance Holder or the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Seller contained in this Insurance Agreement or in any other Transaction Document which continues unremedied for a period of 30 days with respect to this Insurance Agreement, or, with respect to any other Transaction Document, beyond any cure period provided for therein, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller, as applicable, by the Insurer (with a copy to the Trustee) or by the Trustee (with a copy to the Insurer);

           (e) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, the Claims Administrator , the Contract of Insurance Holder or the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

           (f) The Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or the Seller or of or relating to all or substantially all of the property of either; or

           (g) The Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

     Section 5.02. REMEDIES; NO REMEDY EXCLUSIVE. (a) Upon the occurrence of an Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below:

           (i) declare all indebtedness of every type or description then owed by the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller to the Insurer to be immediately due and payable, and the same shall thereupon be immediately due and payable;

           (ii) exercise any rights and remedies under the PSA in accordance with the terms of the PSA or direct the Trustee to exercise such remedies in accordance with the terms of the PSA; or

           (iii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due under this Insurance Agreement or the PSA or to enforce performance and observance of any obligation, agreement or covenant of the Master Servicer, the Claims Administrator, the Contract of Insurance Holder or the Seller under this Insurance Agreement or the PSA.

     (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Insurance Agreement, the PSA or existing at law or in equity. No delay or omission to exercise any right or power accruing under this Insurance Agreement or the PSA upon the happening of any event set forth in Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article.

     Section 5.03. WAIVERS. (a) No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

     (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Master Servicer, the Claims Administrator , the Contract of Insurance Holder and the Seller. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                   ARTICLE VI

                                 MISCELLANEOUS

     Section 6.01. AMENDMENTS, ETC. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. The Master Servicer agrees to promptly provide a copy of any amendment to this Insurance Agreement to the Trustee and the rating agencies. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     Section 6.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

           (a) To the Insurer:


               MBIA Insurance Corporation
               113 King Street
               Armonk, NY  10504
               Attention:     Insured Portfolio Management-- Structured Finance
                              (IPM-SF)
                              Mego Mortgage FHA Title I Trust 1996-1
               Telecopy No.:  (914) 765-3164
               Confirmation:  (914) 273-4545

           (in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the

      Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

           (b) To the Seller, Servicer and Claims Administrator:

             Mego Mortgage Corporation
               Suite 250
               210 Interstate North Parkway
               Atlanta, GA  30339
               Attention: Jeff Moore
               Telecopy No.:  (800) 694-6346
               Confirmation:  (800) 550-6346

           (c) To the Master Servicer:

             Norwest Bank Minnesota, N.A.
               11000 Broken Land Parkway
               Columbia, MD  21044-3562
               Attention:  Master Servicing Department
               FHA Title I Loan Trust 1996-1
               Telecopy No.:  (410) 884-2363
               Confirmation:  (410) 884-2056

           (d) To the Trustee and Contract of
               Insurance Holder:

             First Trust of New York, National Association
               c/o First Bank National Association
               180 East Fifth Street
               St. Paul, MN  55101
               Attention:  Structured Finance
               Telecopy No.: (612) 244-0089
               Confirmation: (612) 244-5021

           (e) To the Depositor:

             Financial Asset Securities Corp.
               600 Steamboat Road
               Greenwich, CT  06830

                  Attention:  Charles A. Forbes
                  Telecopy No.:
                  Confirmation:

             (f)  To GCFP:

                  Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, CT  06830
                  Attention:
                  Telecopy No.:
                  Confirmation:

     A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 6.03. SEVERABILITY. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 6.04. GOVERNING LAW. This Insurance Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 6.05. CONSENT TO JURISDICTION. (a) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Transaction Documents or the transactions contemplated thereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

     (c) Nothing contained in this Insurance Agreement shall limit or affect the Insurer's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against the Master Servicer or the Seller or its or their property in the courts of any jurisdiction.

     Section 6.06. CONSENT OF THE INSURER. In the event that the consent of the Insurer is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by the Insurer in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

     Section 6.07. COUNTERPARTS. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 6.08. HEADINGS. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

     Section 6.09. TRIAL BY JURY WAIVED. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Transaction Documents or any of the transactions contemplated thereunder. Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and
(B) acknowledges that it has been induced to enter into the Transaction Documents to which it is a party by, among other things, this waiver.

     Section 6.10. LIMITED LIABILITY. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Certificates or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

     Section 6.11. ENTIRE AGREEMENT. This Insurance Agreement and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.

                                         MBIA INSURANCE CORPORATION


                                         By  /s/
                                            -----------------------------
                                         Title
                                               --------------------------

                                         NORWEST BANK MINNESOTA, N.A.,
                                         as Master Servicer


                                         By  /s/
                                            -----------------------------
                                         Title
                                               --------------------------

                                         MEGO MORTGAGE CORPORATION, as
                                         Seller, Servicer and Claims
                                         Administrator


                                         By  /s/
                                            -----------------------------
                                         Title
                                               --------------------------

                                         FINANCIAL ASSET SECURITIES CORP.,
                                         as Depositor


                                         By  /s/
                                            -----------------------------
                                         Title
                                               --------------------------

                                         FIRST TRUST OF NEW YORK,
                                         NATIONAL ASSOCIATION, as
                                         Trustee and Contract of Insurance
                                         Holder


                                         By  /s/
                                            -----------------------------
                                         Title
                                               --------------------------





Mego 1996-1
Insurance Agreement
Signature Page

                                         GREENWICH CAPITAL FINANCIAL
                                         PRODUCTS, INC., as GCFP


                                         By  /s/
                                            -----------------------------
                                         Title
                                               --------------------------





Mego 1996-1
Insurance Agreement
Signature Page